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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                _______________

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report: March 27, 2000   Date of earliest event reported: March 24, 2000




                            MGC COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                         Commission file number _-_____


         NEVADA                                        88-0360042
(State of incorporation)                 (I.R.S. employer identification number)



                          171 Sully's Trail, Suite 202
                              Pittsford, NY 14534
                                 (716) 218-6550

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)




                                 Not applicable

              (Former name, former address and former fiscal year,
                         if changed since last report)





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Item 5.       On March 27, 2000, the Company announced that it had closed on the sale of $250 million of its 13% Senior Notes due 2010 pursuant to a private placement. A copy of the press release is filed as an exhibit to this report on Form 8-K.

Item 7.       Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished as part of this report.
              Exhibit numbers refer to Item 601 of Regulation S-K.

              99 - March 27, 2000 Press Release



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MGC COMMUNICATIONS, INC.


March 27, 2000                                  By: /s/ Kent F. Heyman
                                                ----------------------
                                                    Kent F. Heyman
                                                    Senior Vice President and
                                                    General Counsel